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                                                                 EXHIBIT 10.44.1

                               FIRST AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

            FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of April 18, 2005 (this "Amendment"), by and among Source Interlink Companies, Inc., a Delaware corporation, as successor by merger to Source Interlink Companies, Inc., a Missouri corporation, as the administrative borrower on behalf of all Loan Parties (as defined below) (the "Administrative Borrower"), the other Loan Parties, Wells Fargo Foothill, Inc., a California corporation, as the arranger, administrative agent and collateral agent for the Lenders (as defined below) (the "Agent"), and Wachovia Bank, National Association, a national banking association ("Wachovia"), as the documentation agent (the "Documentation Agent").

            WHEREAS, the Administrative Borrower, each of the Administrative Borrower's Subsidiaries identified on the signature pages thereto as a "Borrower" (such Subsidiaries, together with the Administrative Borrower, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), and each of the Administrative Borrower's Subsidiaries identified on the signature pages thereto as a "Guarantor" (such Subsidiaries are referred to hereinafter each individually as a "Guarantor", and individually and collectively, jointly and severally, as the "Guarantors" and together with the Borrowers, each individually as a "Loan Party", and individually and collectively, jointly and severally, as the "Loan Parties"), the lenders that are signatories thereto (the "Lenders"), and the Agent are parties to an Amended and Restated Loan Agreement dated as of February 28, 2005 (the "Loan Agreement"); and

            WHEREAS, the Borrowers have requested that the Lenders and the Agent enter into this Amendment to, among other things, (i) increase the Maximum Revolver Amount from $200,000,000 to $250,000,000, (ii) appoint Wachovia as the Documentation Agent, and (iii) amend certain other terms and conditions of the Loan Agreement, in each case subject to the terms and conditions set forth in this Amendment.

            NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

            1. Definitions. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Loan Agreement.

            2. Amendments. The Loan Agreement is hereby amended as follows:

                  2.1. Existing Definitions.

                        (a) The definition of "Eligible Accounts" in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "10%" in sub-clause (B) of clause (i) of such definition and substituting therefor "15%".

                        (b) The definition of the term "Maximum Revolver Amount" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

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            "'Maximum Revolver Amount' means $250,000,000."

                        (c) The definition of the term "WFF Debt" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

            "'WFF Debt' means, at any date, the Revolver Usage."

                  2.2. New Definitions.

                        (a) The definition of the new term "Documentation Agent" is hereby inserted in Section 1.1 of the Loan Agreement, in appropriate alphabetical order, to read in its entirety as follows:

            "'Documentation Agent' means Wachovia."

                        (b) The definition of the new term "Wachovia" is hereby inserted in Section 1.1 of the Loan Agreement, in appropriate alphabetical order, to read in its entirety as follows:

            "'Wachovia' means Wachovia Bank, National Association, a national banking association."

                  2.3. Making of Swing Loans. Section 2.3(d) of the Loan Agreement is hereby amended by adding a new subsection (iii) at the end of such Section to read as follows:

            "(iii) The aggregate principal amount of Swing Loans outstanding at any time shall not exceed $25,000,000."

                  2.4. Agent Advances. Section 2.3(e) of the Loan Agreement is hereby amended by adding a new subsection (iv) at the end of such Section to read as follows:

            "(iv) After giving effect to the Agent Advances, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) at any time shall not exceed the Maximum Revolver Amount."

                  2.5. Apportionment and Applications. Section 2.4(b)(i)(K) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(K) eleventh, if an Event of Default has occurred and is continuing, first, to pay the amount of any Overadvance, until paid in full, and second, ratably (i) to pay the principal of all other Advances until paid in full, (ii) to Agent, to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage until paid in full, and (iii) to Agent, to be held by Agent, for the benefit of the Bank Product Providers, as cash collateral in an amount up to the amount of the Bank Product Reserve established prior to the occurrence of, and not in contemplation of, the subject Event of Default until Administrative Borrower's and its Subsidiaries' obligations in respect of the then extant Bank Products have been paid in full or the cash collateral amount has been exhausted,"

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                  2.6. Collateral Reporting. Section 6.2 of the Loan Agreement
is hereby amended by inserting immediately following clause (p) of such Section the words "provided, however, that the report required under this Section 6.2(p) shall be delivered not later than 30 days after the end of each month (or 45 days in the case of a month that is the end of one of Parent's fiscal quarters),"

                  2.7. Conditions Subsequent.

                        (a) Good Standing Certificates for Borrowers. Section 3.2(h) of the Loan Agreement is hereby amended by deleting the words "Within 15 days of the Closing Date" thereof and substituting the words "Within 60 days of the Closing Date" in lieu thereof.

                        (b) Good Standing Certificates for Guarantors. Section 3.2(j) of the Loan Agreement is hereby amended by deleting the words "Within 15 days of the Closing Date" thereof and substituting the words "Within 60 days of the Closing Date" in lieu thereof.

                  2.8. Events of Default. Section 8.2(a) of the Loan Agreement is hereby amended by deleting the reference therein to Section 6.16.

                  2.9. Amendments; Waivers. Section 15.1 of the Loan Agreement is hereby amended as follows:

                        (a) The first paragraph of Section 15.1 of the Loan Agreement is hereby amended by deleting the text in the first parenthetical thereof and substituting the following in lieu thereof:

            "(or by Agent at the written request of the Required Lenders, or with respect to any provision of Section 3.2 of this Agreement, by Agent)"

                        (b) Section 15.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(a) increase or extend any Commitment of such Lender or increase the Maximum Revolver Amount."

                  2.10. Documentation Agent. A new Section 16.19 is hereby inserted in the Loan Agreement to read as follows:

            "16.19 Documentation Agent. Notwithstanding any other provision hereof, Wachovia as Documentation Agent shall have no duties or responsibilities under this Agreement or the other Loan Documents in such capacity, shall incur no liability under this Agreement or the other Loan Documents in such capacity, and shall not have any right or power under this Agreement or the other Loan Document in such capacity."

                  2.11. Schedules.

                        (a) Commitments. Schedule C-1 to the Loan Agreement is hereby amended in its entirety to read as follows:

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
                                REVOLVER       TOTAL
    LENDER                     COMMITMENT    COMMITMENT
    ------                     ----------    ----------
WELLS FARGO FOOTHILL, INC.   $250,000,000   $250,000,000

ALL LENDERS                  $250,000,000   $250,000,000

            On and after the Amendment Effective Date (as defined in Section 4 hereof), all references in any Loan Document to Schedule C-1 to the Loan Agreement shall mean such Schedule as amended hereby.

                        (b) Litigation Searches. Schedule L-2 of the Loan Agreement is hereby amended in its entirety to read as set forth in Annex I hereto. On and after the Amendment Effective Date, all references in any Loan Document to Schedule L-2 to the Loan Agreement shall mean such Schedule as amended hereby.

                        (c) Deposit Accounts and Securities Accounts. Schedule
5.18 of the Loan Agreement is hereby amended in its entirety to read as set forth in Annex II hereto. On and after the Amendment Effective Date, all references in any Loan Document to Schedule 5.18 to the Loan Agreement shall mean such Schedule as amended hereby.

            3. Waivers. Subject to the conditions set forth in Section 4 below, the Agent and the Required Lenders under the Loan Agreement as of the date hereof hereby waive any Event of Default that would otherwise arise under
Section 8.2 of the Loan Agreement by reason of the Loan Parties' failure to timely deliver to the Agent certificates of status with respect to certain Borrowers and Guarantors in certain jurisdictions, a certificate of the Secretary of Parent certifying the existing collective bargaining agreements and certain Material Contracts, an officer's certificate of an Authorized Officer of each applicable Loan Party with respect to the Vendor schedule and Vendor Agreements, and the pro forma consolidated unaudited balance sheet of Parent and its Subsidiaries as of the Closing Date, in accordance with Sections 3.2(h),
(j), (k), (l) and (n) of the Loan Agreement, respectively, provided that the Loan Parties shall be in compliance with such Sections as of the applicable dates set forth in Section 2.6 of this Amendment (it being agreed that the certificate of the Secretary of Parent certifying the existing collective bargaining agreements and certain Material Contracts, each officer's certificate of the applicable Loan Party with respect to the Vendor schedule and Vendor Agreements, and the pro forma consolidated unaudited balance sheet of Parent and its Subsidiaries as of the Closing Date shall be delivered to the Agent on a date prior to the date hereof). This waiver shall be effective only in this specific instance and for the specific purpose forth herein and does not allow for any other or further departure from the terms and conditions of the Loan Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

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            4. Conditions. This Amendment shall be effective as of the date hereof (the "Amendment Effective Date"), subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent:

                        (a) Representations and Warranties. The representations and warranties contained herein, in Section 5 of the Loan Agreement (after giving effect to the amendments to the Loan Agreement set forth herein) and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date).

                        (b) No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date, or result from this Amendment becoming effective in accordance with its terms.

                        (c) Fees. The Agent shall have received any fee, in immediately available funds, due and payable to Agent as of the Amendment Effective Date.

                        (d) Delivery of Documents. The Agent and the Lenders shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and unless indicated otherwise, dated the Amendment Effective Date:

                              (i) counterparts of this Amendment, duly executed
            by the Loan Parties, the Agent and the Lenders; and

                              (ii) a certificate from the Secretary of each Loan
            Party attesting to the resolutions of such Loan Party's Board of Directors authorizing its execution, delivery and performance of this Amendment and authorizing specific officers of such Loan Party to execute the same.

                        (e) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent, and the Agent shall have received from the Borrowers all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent may reasonably request.

                        (f) Lender Group Expenses. Borrowers shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment.

            5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

                        (a) The representations and warranties herein, in
Section 5 of the Loan Agreement and in each other Loan Document (after giving effect to the amendments set

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forth herein) and certificate or other writing delivered to the Agent or any
Lender pursuant hereto on or prior to the Amendment Effective Date are correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date).

                        (b) No Default or Event of Default has occurred and is continuing (after giving effect to the waivers set forth in Section 3 hereof) or would result from this Amendment becoming effective in accordance with its terms.

                        (c) Each Loan Party (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization,
(ii) has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Loan Documents, as amended hereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified could not be expected to have a Material Adverse Change.

                        (d) The execution, delivery and performance by the Loan Parties of this Amendment and the performance by the Loan Parties of the Loan Documents, as amended by this Amendment, (i) have been duly authorized by all necessary action, and (ii) do not and will not contravene the Loan Parties' Governing Documents.

                        (e) The execution, delivery, and performance by the Loan Parties of this Amendment and the performance of the Loan Documents, as amended by this Amendment, do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Loan Party, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Loan Party, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any Loan Party's interestholders or any approval or consent of any Person under any material contractual obligation of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect.

                        (f) Except for Loan Parties' reporting obligations under the Exchange Act, the execution, delivery, and performance by the Loan Parties of this Amendment and the performance of the Loan Documents, as amended by this Amendment, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                        (g) This Amendment, when executed and delivered by the Loan Parties, and the Loan Documents, as amended hereby, are and will be the legally valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms.

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            6. Appointment of Documentation Agent. Each Lender hereby designates and appoints Wachovia as the Documentation Agent under the Loan Agreement and Wachovia hereby accepts such designation and appointment, effective as of the Amendment Effective Date.

            7. Indemnification. The Loan Parties, jointly and severally, hereby agree to pay, indemnify, defend, and hold the Agent and the Lenders and their respective officers, directors, employees, members, attorneys, consultants, agents, and affiliates harmless (to the fullest extent permitted by law) from and against any and all claims, losses and liabilities growing out of or resulting from this Amendment, except claims, losses or liabilities resulting solely and directly from any such indemnified person's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

            8. Miscellaneous.

                        (a) Continued Effectiveness of the Loan Documents. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

                        (b) Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                        (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                        (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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                        (e) Costs and Expenses. Each Loan Party agrees to pay on
demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and any other related agreements, instruments and documents.

                        (f) Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or any Loan Party shall fail to perform any covenant or agreement set forth herein.

                        (g) No Waiver. This Amendment is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Loan Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan Agreement and the other Loan Documents, under applicable law or otherwise.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                    BORROWERS:

                                    SOURCE INTERLINK COMPANIES, INC.,
                                    a Delaware corporation,
                                    as successor by merger to
                                    SOURCE INTERLINK COMPANIES, INC.,
                                    a Missouri corporation,
                                    as Administrative Borrower

                                    SOURCE U.S. MARKETING SERVICES, INC.
                                    a Delaware corporation

                                    BRAND MANUFACTURING CORP.
                                    a New York corporation

                                    SOURCE - MYCO, INC.
                                    a Delaware corporation

                                    SOURCE - YEAGER INDUSTRIES, INC.
                                    a Delaware corporation

                                    SOURCE - HUCK STORE FIXTURE COMPANY
                                    a Delaware corporation

                                    HUCK STORE FIXTURE COMPANY OF NORTH CAROLINA a North Carolina corporation

                                    INTERNATIONAL PERIODICAL DISTRIBUTORS, INC.
                                    a Nevada corporation

                                    SOURCE INTERLINK INTERNATIONAL INC.
                                    a Delaware corporation

                                    PRIMARY SOURCE, INC.
                                    a Delaware corporation

                                    SOURCE HOME ENTERTAINMENT, INC.
                                    a Delaware corporation

                                    By: /s/ Marc Fierman
                                        -------------------------------
                                        Name: Marc Fierman
                                        Title: Chief Financial Officer

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                                    ALLIGATOR ACQUISITION LLC
                                    as successor by merger to
                                    ALLIANCE ENTERTAINMENT CORP.,
                                    a Delaware corporation

                                    By: SOURCE INTERLINK COMPANIES, INC.
                                        its sole member

                                    By: /s/ Marc Fierman
                                        -------------------------------
                                        Name: Marc Fierman
                                        Title: Chief Financial Officer

                                    AEC ONE STOP GROUP, INC.
                                    a Delaware corporation

                                    By: /s/ Marc Fierman
                                        -------------------------------
                                        Name: Marc Fierman
                                        Title: Chief Financial Officer

                                    AEC SUPERMARKET SERVICES GROUP, LLC
                                    a Delaware limited liability company

                                    By: AEC ONE STOP GROUP, INC.
                                        its sole member

                                    By: /s/ Marc Fierman
                                        -------------------------------
                                        Name: Marc Fierman
                                        Title: Chief Financial Officer

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                                    GUARANTORS:

                                    THE SOURCE-CANADA CORP.
                                    an Ontario corporation

                                    SOURCE INTERLINK CANADA INC.
                                    a British Columbia corporation

                                    SOURCE - CHESTNUT DISPLAY SYSTEMS, INC.
                                    a Delaware corporation

                                    T.C.E. CORPORATION
                                    a Delaware corporation

                                    VAIL COMPANIES, INC.
                                    a Delaware corporation

                                    THE INTERLINK COMPANIES, INC.
                                    a Delaware corporation

                                    DAVID E. YOUNG, INC.
                                    a New York corporation

                                    By: /s/ Marc Fierman
                                        -------------------------------
                                        Name: Marc Fierman
                                        Title: Chief Financial Officer

                                    DISTRIBUTION & FULFILLMENT SERVICES
                                    GROUP, INC.
                                    a Delaware corporation

                                    A.E. LAND CORP.
                                    a Delaware corporation

                                    AEC DIRECT, INC.
                                    a Delaware corporation

                                    By: /s/ Marc Fierman
                                        -------------------------------
                                        Name: Marc Fierman
                                        Title: Chief Financial Officer

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                                    AGENT, COLLATERAL AGENT AND LENDER:

                                    WELLS FARGO FOOTHILL, INC.,
                                    a California corporation, as Agent and
                                    Collateral Agent and as a Lender

                                    By: /s/ Dennis J. Rebman
                                        -------------------------------
                                        Name: Dennis J. Rebman
                                        Title: V.P.

                                    DOCUMENTATION AGENT:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    a national banking association, as
                                    Documentation Agent

                                    By: /s/ Roqnne Disalvaldre
                                        -------------------------------
                                        Name: Roqnne Disalvaldre
                                        Title: Vice President